UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2023

Deciphera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 209-6400

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, Daniel L. Flynn, Ph.D., notified Deciphera Pharmaceuticals, Inc. (the “Company”) of his retirement from employment with the Company, effective on December 31, 2023, and his resignation from his position as Executive Vice President, Chief Scientific Officer (“CSO”), effective on the employment commencement date of his successor as CSO, which is expected to be on September 5, 2023 (the “Effective Date”). On August 3, 2023, the Company announced the appointment of Dashyant Dhanak, Ph.D., as the Company’s Executive Vice President, CSO, effective as of the Effective Date.

In connection with his resignation, Dr. Flynn entered into a Transition Agreement with the Company and Deciphera Pharmaceuticals, LLC (the “Transition Agreement”) pursuant to which Dr. Flynn agreed to serve as Senior Advisor to the Company from the Effective Date until December 31, 2023 at his current base salary and benefits. Pursuant to the terms of the Transition Agreement, Dr. Flynn will receive the full amount of his target incentive compensation for 2023, subject to his continued employment as Senior Advisor until December 31, 2023. In addition, contemporaneous with the execution of the Transition Agreement, Dr. Flynn entered into a Consulting Agreement with the Company (the “Consulting Agreement”) pursuant to which Dr. Flynn agreed to serve as a consultant to the Company effective January 1, 2024 from time to time and as requested by the Company. In exchange for his services, the Company will pay Dr. Flynn at an agreed upon hourly rate. The Consulting Agreement will continue to and end on December 31, 2027 unless earlier terminated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Deciphera Pharmaceuticals, Inc. on August 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2023	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
	Name:	Steven L. Hoerter
	Title:	President and Chief Executive Officer